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                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT

The undersigned hereby agree as follows:

          (i) Each of them is individually eligible to use the Schedule 13D/A to which this Ezxhibit is attached, and such Schedule 13D/A is filed on behalf of each of them; and

          (ii) Each of them is responsible for the timely filing for the timely filing of such Schedule 13D/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated: May 26, 2000

                    GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.

                    By:  GTCR IV, L.P., its General Partner

                    By:  GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                         its General Partner

                    By:  /s/   Bruce V.  Rauner
                         --------------------------------
                         Name: Bruce V.  Rauner
                         Title: Principal



                    GTCR FUND VII, L.P.

                    By:  GTCR PARTNERS VII, L.P., its General Partner

                    By:  GTCR GOLDER RAUNER, L.L.C., its General Partner

                    By:  /s/   Bruce V.  Rauner
                         --------------------------------------
                         Name: Bruce V.  Rauner
                         Title: Principal


                    GTCR-CLC, LLC

                    By:  /s/   Vincent J.  Hemmer
                         --------------------------------------
                         Name: Vincent J.  Hemmer
                         Title: Vice President

                    /s/ Stephen R.  Kerrigan
                    ------------------------------------------
                    Stephen R.  Kerrigan

                    /s/ Mitchell Blatt
                    ------------------------------------------
                    Mitchell Blatt

                    /s/ Robert M. Doyle
                    ------------------------------------------
                    Robert M.  Doyle

                    /s/ Michael E.  Stanky
                    ------------------------------------------
                    Michael E.  Stanky

                    /s/ James N.  Chapman
                    ------------------------------------------
                    James N.  Chapman